UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 17, 2004 (Date of earliest event reported)

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-27646	87-0482806
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2375 East Camelback Road, Suite 500
Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 387-5353

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Announces 2003 Financial Results”

ITEM 9. REGULATION FD DISCLOSURE (The following discussion is furnished under “Item 12. Results of Operations and Financial Condition”.)

          In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

          On February 17, 2004, Matrixx Initiatives, Inc. issued a press release announcing its financial results for 2003. A copy of the press release is attached to this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC.
(Registrant)

/s/ William J. Hemelt

William J. Hemelt
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

Date: February 17, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Announces 2003 Financial Results”.